SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2019

               FIELDPOINT PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	001-32624	84-0811034
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

609 Castle Ridge Road # 335, Austin TX  78746

(Address of principal executive offices)

Registrant's telephone number, including area code:  (512) 250-8692

_________________________________________
(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company[X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [  ]

ITEM 4.01CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Effective July 19, 2019, the Company’s independent registered public accountants Moss Adams LLP (“Moss Adams”) informed the Company that they resigned as the Company’s independent registered public accountants. In the period from Moss Adams’s appointment in 2017 until July 19, 2019 (the date of resignation), there were no disagreements with Moss Adams on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Moss Adams, would have caused Moss Adams to make reference to the matter in its report on the Company’s financial statements; and there were no reportable events as defined in Item 304(a) (1) of Regulation S-K other than concerning the Company’s ability to continue as a going concern.  Moss Adams issued audit reports on our financial statements as of and for the years ended December 31, 2017 and December 31, 2018 which reports each included an explanatory paragraph concerning the Company’s ability to continue as a going concern.

As of the date of this Report, the Company has not appointed a successor independent registered public accountant.

The Company has provided Moss Adams with a copy of the above disclosures. Attached as Exhibit 16.1 is a copy of Moss Adams’s letter, dated July 25, 2019 stating its agreement with such statements.

ITEM 7.01        REGULATION FD DISCLOSURE

On July 25, 2019, FieldPoint Petroleum Corporation (NYSE/MKT: FPP) (the “Company”) issued a press release announcing the resignation of Moss Adams LLP, (“Former Auditor”).  The Former Auditor served as auditors of the Company’s financial statements from November 16, 2017 through July 19, 2019.  A copy of the Press Release is attached hereto as Exhibit 99.1

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, The Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

ITEM 9.01:      FINANCIAL STATEMENTS AND EXHIBITS

Item	Title

16.1	Pursuant to Item 304(a)(1) of Regulation S-K, the Registrant herewith files the letter of Moss Adams LLP, former accountants to the Company
99.1	Press Release

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIELDPOINT PETROLEUM CORPORATION
Date: July 26, 2019	By:/s/ Phil Roberson Phil Roberson, President